UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240

Exela Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

The purpose of this Schedule 14A is to file a press release issued by Exela Technologies, Inc. on December 22, 2023, urging stockholders to vote their shares ahead of the 2023 Annual Meeting.

Exela Technologies Reminds Stockholders to Cast Their Vote for Upcoming Annual Meeting of Stockholders to be held on December 29, 2023 at 10:00 a.m. (Eastern time)

December 22, 2023

IRVING, Texas, Dec. 22, 2023 (GLOBE NEWSWIRE) -- Exela Technologies, Inc. (“Exela” or the “Company”) (NASDAQ: XELA; XELAP), a business process automation leader, today reminds its stockholders to vote ahead of the upcoming annual meeting of stockholders (the "Meeting"). The Meeting will be held online at www.virtualshareholdermeeting.com/XELA2023 on Friday, December 29, 2023 at 10:00 AM ET/9:00 a.m. Central Time. The Board of Directors of Exela unanimously recommends that the Company's stockholders vote "FOR" all proposals and "FOR" each director nominee.

The Company urges all stockholders to exercise their right to vote their shares by proxy TODAY. At the Meeting, stockholders are being asked to approve (i) the election of directors, (ii) the compensation of the Company’s named executive officers (on a non-binding, advisory basis), (iii) the adoption of the Company’s 2023 stock incentive plan, (iv) the adoption of an amendment to the Company’s certificate of designations of the Company’s Series B Cumulative Convertible Perpetual Preferred Stock (the “Series B Certificate of Designations”) to allow the Company, in its sole discretion, to have the ability to (a) pay dividends in shares of common stock, (b) pay less than all of the accrued dividends, and (c) pay dividends on any date designated by the Company's board of directors for the payment of dividends, (v) the adjournment of the Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve the proposal relating to the amendment to the Series B Certificate of Designations, and (vi) the appointment of the auditors and independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Company asks that all stockholders vote their proxy, no matter how many shares they own. Each stockholder can vote his or her proxy by following the easy instructions on the proxy card which was mailed to all registered stockholders holding shares as of the close of business on October 9, 2023, the record date for the Meeting.  The proxy statement (the “Proxy Statement”) filed in connection with the Meeting can be found here: https://www.sec.gov/Archives/edgar/data/1620179/000110465923111798/tm2328451-5_def14a.htm. Stockholders should read the Proxy Statement, as amended on December 7, 2023, because it contains important information regarding the proposals.

If you hold shares at Robinhood, look for an alert in your Robinhood app or online. For most other stockholders, look for an email from proxyvote.com.

For more Exela news, commentary, and industry perspectives, visit: https://investors.exelatech.com/

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The information posted on the Company's website and/or via its social media accounts may be deemed material to investors. Accordingly, investors, media and others interested in the Company should monitor the Company's website and its social media accounts in addition to the Company's press releases, SEC filings and public conference calls and webcasts.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Meeting. This communication does not constitute a solicitation of any vote or approval. In connection with the Meeting, the Company has filed with the Securities and Exchange Commission (the “SEC”) and has mailed or otherwise provided to its stockholders a proxy statement regarding the business to be conducted at the Meeting. The Company may also file other documents with the SEC regarding the business to be conducted at the Meeting. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE MEETING BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE MEETING.

Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investors.exelatech.com/news-and-events/presentations copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Meeting. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Proxy Statement. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

About Exela Technologies

Exela Technologies is a business process automation (BPA) leader, leveraging a global footprint and proprietary technology to provide digital transformation solutions enhancing quality, productivity, and end-user experience. With decades of experience operating mission-critical processes, Exela serves a growing roster of more than 4,000 customers throughout 50 countries, including over 60% of the Fortune® 100. Utilizing foundational technologies spanning information management, workflow automation, and integrated communications, Exela’s software and services include multi-industry, departmental solution suites addressing finance and accounting, human capital management, and legal management, as well as industry-specific solutions for banking, healthcare, insurance, and the public sector. Through cloud-enabled platforms, built on a configurable stack of automation modules, and approximately 15,400 employees operating in 21 countries, Exela rapidly deploys integrated technology and operations as an end-to-end digital journey partner.

Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, estimated or anticipated future results and benefits, future opportunities for Exela, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation those discussed under the heading "Risk Factors" in Exela's Annual Report on Form 10-K and other securities filings. In addition, forward-looking statements provide Exela's expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela's assessments to change. These forward-looking statements should not be relied upon as representing Exela's assessments as of any date subsequent to the date of this press release.

Investor and/or Media Contacts:

Vincent Kondaveeti

E: vincent.kondaveeti@exelatech.com

Mary Beth Benjamin

E: IR@exelatech.com